                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Rayonier Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-3 (File Nos. 33-51972 and 33-52855).

                                              ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 22, 1996